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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 29, 1999



                              LACLEDE GAS COMPANY
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            (Exact name of registrant as specified in its charter)



Missouri                               1-1822              43-0368139
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(State of other jurisdiction       (Commission File       (IRS Employer
         of incorporated)                     Number)      Identification No.)




720 Olive Street                  St. Louis, Missouri           63101
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (314) 342-0500
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                                     NONE
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         (Former name or former address, if changed since last report)

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Item 5.      Other Events.
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        Pursuant to an Underwriting Agreement, dated April 29, Laclede Gas
Company on May 5, 1999 sold to the Underwriters named on Schedule 1 of the Underwriting Agreement 1,250,000 shares of its common stock, par value $1 per share. The registration statement on Form S-3 (No. 333-74423) with respect to the shares was filed on March 15, 1999, Amendment No. 1 to the S-3 was filed on April 15, 1999, Amendment No. 2 to the S-3 was filed on April 27, 1999, and the Securities and Exchange Commission declared it effective on April 29, 1999. A copy of the Underwriting Agreement is attached as Exhibit 1 to this Form 8-K. The Company issued a press release regarding the sale of the 1,250,000 shares on May 5, 1999, a copy of which is attached as Exhibit 2.

Item 7.      Exhibits.
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        Reference is made to the information in the Index to Exhibits filed as a part of this Form 8-K.

                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LACLEDE GAS COMPANY



                                     /s/ G. T. McNeive, Jr.
                                 By: _____________________
                                     G. T. McNeive, Jr.
                                     Senior Vice President - Financial
                                     and General Counsel
Date: May 6, 1999

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                               Index to Exhibits



Exhibit No.

1 Underwriting Agreement, dated April 29, 1999, entered into by Laclede Gas Company and the Representatives of the Underwriters.

2               Press release dated May 5, 1999